TRANSAMERICA SERIES TRUST
Supplement dated October 14, 2009 to the Prospectus dated May 1, 2009, as previously supplemented
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Transamerica Asset Allocation — Conservative VP
Transamerica Asset Allocation — Moderate Growth VP
Transamerica Asset Allocation — Moderate VP
Transamerica International Moderate Growth VP
The second bullet point under “Principal Investment Strategies” in the Prospectus relating to Transamerica Asset Allocation — Conservative VP, Transamerica Asset Allocation — Moderate Growth VP, Transamerica Asset Allocation — Moderate VP and Transamerica International Moderate Growth VP is deleted and replaced with the following:
▪	Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.
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Investors Should Retain this Supplement for Future Reference